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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: October 8, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                         1-82                   13-1808503
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
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

Item 5.  Other Events.

     The information set forth in the press release issued by Phelps Dodge Corporation on October 8, 1999, attached hereto as Exhibit 99.1, is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press release by Phelps Dodge Corporation, dated October 8, 1999

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                             PHELPS DODGE CORPORATION
                             (Registrant)


                             By: /s/ Ramiro G. Peru
                                   ------------------------------------------
                             Name:  Ramiro G. Peru
                             Title: Senior Vice President and
                                    Chief Financial Officer

Date:   October 8, 1999

                                    EXHIBIT INDEX

Exhibit
Number                                Exhibits
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99.1           Press release by Phelps Dodge Corporation, dated October 8, 1999